Product mix improved; Enhanced focus on high value markets

Revenues by Product



2006
25%
51%
24%
2008
25%
48%
27%
YTD 9/09
17%
18%
65%
Specialty Salts & Spec. Acids
Purified Phosphoric Acid
STPP & Other

Revenues by End Market



2006
13%
33%
27%
27%
2008
19%
36%
19%
26%
YTD 9/09
10%
21%
53%
16%
Pharma, Food & Beverage, Oral Care
Detergent & Personal Care
Industrial
Fertilizer